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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 26, 2005

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   001-13711               13-3429953
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

     4211 W. Boy Scout Boulevard, Tampa, Florida                 33607
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2005, Walter Industries, Inc. issued a press release filed herewith as Exhibit 99.1 and hereby incorporated by reference announcing its third quarter 2005 results.

ITEM 7.01   REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 "Regulation FD Disclosure:"

On October 26, 2005, Walter Industries, Inc. issued a press release announcing fourth quarter and full year 2005 earnings expectations. A copy of the press release is attached to this report as Exhibit 99.2.

A reconciliation of the non-GAAP to GAAP financial measures in Exhibit 99.2 will be available on the Investor Center - Presentations page of Walter Industries' website at www.walterind.com. In accordance with Walter Industries' policy, the reconciliation will remain available on the website for a period of thirty days.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

            99.1 Press Release dated October 26, 2005, Walter Industries, Inc. Announces Third Quarter Results

            99.2 Press Release dated October 26, 2005, Walter Industries, Inc. Announces Fourth Quarter And Full Year 2005 Expectations

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WALTER INDUSTRIES, INC.

                                      By:    /s/ Victor P. Patrick
                                             -----------------------------------
                                      Title: Victor P. Patrick
                                             Sr. Vice President, General Counsel
                                             and Secretary

Date: October 26, 2005

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(99.1)      Press released dated: October 26, 2005, Walter Industries, Inc.
            Announces Third Quarter Results

(99.2) Press released dated: October 26, 2005, Walter Industries, Inc. Announces Fourth Quarter And Full Year 2005 Expectations